UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 1, 2006



                              SILGAN HOLDINGS INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22117                 06-1269834
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             Section 8--Other Events

Item 8.01. Other Events.

On March 1, 2006, the Registrant announced that its Board of Directors declared a quarterly cash dividend on its common stock of $0.12 per share, payable on March 27, 2006 to the holders of record of common stock of the Registrant on March 13, 2006, representing a 20% increase in the Registrant's quarterly cash dividend. For additional information regarding this announcement, refer to
Exhibit 99.1 filed with this Current Report on Form 8-K.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1 Press Release dated March 1, 2006 announcing a 20% increase in the quarterly cash dividend and the declaration of a quarterly cash dividend.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SILGAN HOLDINGS INC.


                               By: /s/ Frank W. Hogan, III
                                   --------------------------------------
                                   Frank W. Hogan, III
                                   Senior Vice President, General Counsel
                                      and Secretary


Date: March 6, 2006

                                INDEX TO EXHIBITS



   Exhibit No.                       Description
   -----------                       -----------

     99.1 Press Release dated March 1, 2006 announcing a 20% increase in the quarterly cash dividend and the delcaration of a quarterly cash dividend.